Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of  2002 (18 U.S.C. §1350), the undersigned, Joseph V. Roberts, Chief Executive Officer of Nutrition Management Services Company, a Pennsylvania corporation (the “Company”), does hereby certify, to his knowledge, that:

The Annual Report of Nutrition Management Services Company on Form 10-K for the year ended June 30, 2009 of the Company (the “Report”) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph V. Roberts
Joseph V. Roberts
Chief Executive Officer

Date: October 13, 2009